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                                                                    Exhibit 23.3






                               BK ASSOCIATES, INC.

                              CONSENT OF APPRAISER

We consent to the use of our reports included herein and to the references to our firm in the AerCo Limited Registration Statement on Form F-4 (file number
333-     ) to be filed with the Securities and Exchange Commission.





Dated: December 6, 2000



                                             BK ASSOCIATES, INC.

                                             By: /s/ John F. Keitz
                                                 -------------------------------
                                                 Name:  John F. Keitz
                                                 Title: President